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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2003

                         SYBRON DENTAL SPECIALTIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     001-16057             33-0920985
           --------                     ---------             ----------
(State or other jurisdiction of         Commission         (I.R.S. Employer
 incorporation or organization)        file number         Identification No.)

1717 WEST COLLINS AVENUE, ORANGE, CALIFORNIA                     92867
(Address of principal executive offices)                        (Zip Code)

                                 (714) 516-7400
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7(c). Exhibits

Exhibit No. 99  -   Press Release of Sybron Dental Specialties, Inc. dated July
                    28, 2003 reporting financial results for the quarter ended
                    June 30, 2003.


Item 9. Regulation FD Disclosure

              On July 28, 2003, Sybron Dental Specialties, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

Item 12. Results of Operations and Financial Condition

              On July 28, 2003, Sybron Dental Specialties, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYBRON DENTAL SPECIALTIES, INC.



         DATE: JULY 28, 2003              By: /s/ Stephen J. Tomassi
                                          -------------------------------------
                                          Name: Stephen J. Tomassi
                                          Title: Vice President-General Counsel
                                          and Secretary


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

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

99   -   Press Release of Sybron Dental Specialties, Inc. dated July 28, 2003 reporting financial results for the quarter ended June 30, 2003.